UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21279

The Merger Fund® VL

(Exact name of registrant as specified in charter)

One Financial Plaza

Hartford, CT 06103

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 367-5877

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ANNUAL REPORT
The Merger Fund® VL

December 31, 2022
The Merger Fund® VL

Not FDIC Insured • No Bank Guarantee • May Lose Value

The Merger Fund® VL
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadviser votes proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-367-5877. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Fund files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.

MESSAGE TO SHAREHOLDERS
To Shareholders of The Merger Fund® VL:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended December 31, 2022.
The 12-month period was challenging for investors, as stock and bond markets wrestled with persistently higher inflation, rising interest rates and the ongoing war in Ukraine. The Federal Reserve (the Fed) was committed to tamping down rising prices, and implemented several interest rate increases in an effort to accomplish that goal. Investors swung from fears of inflation for much of the year to fears of recession as 2022 came to a close. For the year ended December 31, 2022, global M&A activity remained robust after a record setting year in 2021. Even with macroeconomic and regulatory headwinds, 39 deals worth over $10 billion were announced in 2022.
Domestic and international equity indexes posted negative returns for the 12 months ended December 31, 2022. U.S. large-capitalization stocks declined 18.11%, as measured by the S&P 500® Index, while small-cap stocks were down 20.44%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), lost 14.45%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), declined 20.09%.
In fixed income markets, the yield on the 10-year Treasury rose sharply to 3.88% on December 31, 2022, from 1.52% on December 31, 2021. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was down 13.01% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, were down 11.19%.
Thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-367-5877 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, The Merger Fund® VL
February 2023
Refer to the Fund Summary section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

THE MERGER FUND® VL
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF July 1, 2022 TO December 31, 2022
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As an investor in The Merger Fund® VL (the “Fund”), you incur certain ongoing costs, including investment advisory fees and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended December 31, 2022.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio*	Expenses Paid During Period**
Class I	$ 1,000.00	$ 1,025.30	1.48%	$ 7.56

*	Annualized expense ratios include dividend and interest expense on securities sold short.
**	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.

THE MERGER FUND® VL
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2022 TO December 31, 2022
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio*	Expenses Paid During Period**
Class I	$ 1,000.00	$ 1,017.74	1.48%	$ 7.53

*	Annualized expense ratios include dividend and interest expense on securities sold short.
**	Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.

THE MERGER FUND® VL
KEY INVESTMENT TERMS (Unaudited)
December 31, 2022
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (the “Fed”)
The central bank of the U.S., responsible for controlling the money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
ICE BofA U.S. Treasury Bill 3 Month Index
The ICE BofA U.S. Treasury Bill 3 Month Index measures performance of the three-month Treasury bill, based on monthly average auction rates. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Leveraged Loans
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Overnight Bank Funding Rate (“OBFR”)
The overnight bank funding rate is a measure of wholesale, unsecured, overnight bank funding costs. It is calculated using federal funds transactions, certain Eurodollar transactions, and certain domestic deposit transactions
Morningstar U.S. Insurance Fund Event Driven Category Average
The Morningstar U.S. Insurance Fund Event Driven Category Average contains strategies that attempt to profit when security prices change in response to certain corporate actions, such as bankruptcies, mergers and acquisitions, emergence from bankruptcy, shifts in corporate strategy, and other atypical events. Activist shareholder and distressed investment strategies also fall into this category. These portfolios typically focus on equity securities but can invest across the capital structure. The category average is calculated on a total return basis with dividends reinvested. The category average is unmanaged and is not available for direct investment.
Prime Rate
The federal funds rate commercial banks charge their most creditworthy corporate customers.

THE MERGER FUND® VL
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2022
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Standard & Poor’s Depositary Receipt (SPDR®)
A portfolio of stocks tracking an index, commonly held by ETFs that offer investors a manner in which to experience the investment performance of the index without owning each individual security.
Special Purpose Acquisition Company (SPAC)
A special purpose acquisition company (SPAC) is a company that has no commercial operations and is formed strictly to raise capital through an initial public offering for the purpose of acquiring or merging with an existing company.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Wilshire Liquid Alternative Event Driven Index
The Wilshire Liquid Alternative Event Driven Index measures the performance of the event-driven strategy component of the Wilshire Liquid Alternative Index. Event-driven strategies predominantly invest in companies involved in corporate transactions such as mergers, restructuring, distressed, buy backs, or other capital structure changes. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Ticker Symbols:
Class I: MERVX
The Merger Fund® VL
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Westchester Capital Management LLC
■	The Fund is diversified and has an investment objective of seeking to achieve capital growth by engaging in merger arbitrage. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2022, the Fund’s Class I shares at NAV returned 0.88%. For the same period, the ICE BofA U.S. Treasury Bill 3 Month Index returned 1.46%, the Bloomberg U.S. Aggregate Bond Index returned -13.01%, and Morningstar U.S. Insurance Fund Event Driven Category Average returned -2.81%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2022?
The level of merger and acquisition (M&A) activity decreased during the second half of 2022 compared with the record-setting levels of 2021 and still-lofty levels of the first half of 2022. Aggressive interest rate hikes to fight inflation, a punishing market selloff, and a looming recession made it more difficult for companies considering mergers or acquisitions to estimate the economic impact of the transaction. While activity declined, it remained robust given the need for companies to find growth avenues even in a weak economic environment. For the full year 2022, global M&A activity totaled $3.65 trillion. Even with macroeconomic headwinds, 39 deals worth over $10 billion were announced in 2022.
As the year drew to a close, transaction activity was on pace to remain at historically elevated levels. Companies continued seeking to grow through acquisition in order to increase their top lines or market share and realize synergies. In the first two weeks of December alone, dealmakers inked nearly $70 billion in mergers and acquisitions. To name just a few, Biotech giant Amgen announced on December 12 that it would buy Horizon Therapeutics for $28 billion. Thoma Bravo announced a takeover of business-spend management platform Coupa Software for $8 billion in enterprise value. And internationally, Novozymes said it would acquire fellow enzyme maker Chr. Hansen Holding for about $12 billion in the biggest-ever deal involving two Danish companies.
One headwind for M&A has been the efforts of the Biden administration to impede prominent companies’ non-competitive acquisitions, particularly in the telecom and healthcare sectors. However, the administration’s efforts have been met with resistance, with at least four situations in which the Department of Justice lost its attempts to prove a valid theory of harm to consumers, ultimately leading to the successful completion of the transactions in question. The largest pending such situation is Microsoft’s $69 billion agreement to merge with “Call of Duty” maker Activision Blizzard. The FTC has sued to block the deal, arguing that it would put Microsoft in a position to dominate the gaming market. Microsoft is arguing that the deal would benefit both gamers as well as gaming companies.
Anecdotally, the mere filing of a complaint by a regulator can sometimes cause the parties to abandon a transaction. According to Reuters, the Justice Department and Federal Trade Commission have attempted to thwart 22 mergers since January 2021. They have managed to stop 15 of the 22 deals, many without a court fight, as companies terminated their agreements rather than persist through an extended period of litigation. Perspective is critical here because 22 transactions in two years, out of thousands of agreed-upon transactions per year, is a very small percentage.
Given the increased regulatory scrutiny, deal-closing timelines have somewhat extended over the past several years. In 2022, the number of days to close for deals greater than $1 billion was 177, versus an average of 136 between 2007 and2021. Extended timelines affect expected rates of return.
What factors affected the Fund’s performance during its fiscal year?
The Fund’s performance for the 12 months ended December 31, 2022 can best be described as a tale of two halves. The Fund returned 0.88% in a year in which both traditional equity and fixed income markets suffered double-digit losses. With an unusual four broken deals during the year, the Fund’s most significant drawdown occurred in the first six months of 2022. It was attributable to both terminated mergers and mark-to-market losses, as market volatility contributed to widening deal spreads. We opportunistically became net buyers as others were dumping stocks in response to general market losses. The result was a 3.52% rebound from the Fund’s market low on June 16.
The Fund maintains an absolute return focus, and we do not manage to a benchmark. However, because merger arbitrage can be considered for potential use as a bond diversification strategy, given its historically low correlation to bonds and stocks, with volatility akin to a short- to medium-term bond, the Fund is often compared to the Bloomberg U.S. Aggregate Bond Index in addition to the U.S. 3-month Treasury bill. For the fiscal year ended December 31, 2022, the Bloomberg U.S. Aggregate Bond Index was down 13.01%, and even with 3-month rates exceeding 4% by year-end, the U.S. 3-month T-bill return for the year was 1.46%.
While macroeconomic factors influence the Fund, our investment returns are primarily driven by outcomes of corporate events. The top contributors in 2022 were Xilinx /Advanced Micro Devices (+1.11%), Special Purpose Acquisition Companies (+0.50%), and Coherent /II-VI (+0.25%). The most significant detractors were Rogers/DuPont de Nemours (-1.29%), Silicon Motion Technology/MaxLinear (-0.46%), and Siltronic /Globalwafers (-0.29%).
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

The Merger Fund® VL (Continued)
Fundamental Risk of Investing: There can be no assurance that the Fund will achieve its investment objectives. An investment in the portfolio is subject to the risk of loss of principal; shares may decrease in value.
Merger-arbitrage & Event-driven Investing: Merger-arbitrage and event-driven investing involve the risk that the adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue, or other event, will prove incorrect and that the Fund’s return on the investment may be negative.
Short Sales: The Fund may engage in short sales, and may incur a loss if the price of a borrowed security increases before the date on which the Fund replaces the security.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Portfolio Turnover: The Fund’s principal investment strategies may result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund is held in a taxable account.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
Hedging: The Fund’s hedging strategy will be subject to the Fund’s investment adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the Fund being hedged.
Technology Concentration: Because the Fund is presently heavily weighted in the technology sector, it will be impacted by that sector’s performance more than a portfolio with broader sector diversification.
Sector Focused Investing: Events negatively affecting a particular industry or market sector in which the Fund focuses its investments may cause the value of the portfolio to decrease.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

The Merger Fund® VL (Continued)
PORTFOLIO COMPOSITION*
By Sector
Health Care	20.7%
Information Technology	19.8
Industrials	19.5
Real Estate	10.3
Communication Services	8.5
Consumer Discretionary	8.4
Financials	8.3
Materials	2.3
Energy	1.7
Consumer Staples	0.5
Total	100%
* Data expressed as a percentage of long common stocks, private investments in public equity, preferred stocks, contingent value rights, rights, warrants, leveraged loans, convertible bonds, corporate bonds and long total return swap contract positions as of December 31, 2022. Data expressed excludes special purpose acquisition companies, escrow notes, short- term investments, securities sold short, written and purchased options, forward currency exchange contracts and short total return swap contracts. Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.
DEAL COMPOSITION
Type of Buyer		Deal Terms*
Strategic	84.3%	Cash	92.5%
Financial	15.7%	Cash and Stock	6.1%
		Stock and Stub(1)	1.3%
By Deal Type		Undetermined (2)	0.1%
Friendly	100.0%	Stock with Fixed Exchange Ratio	0.0%**
Hostile	0.0%
*Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2022.** Amount less than 0.005%.
(1) “Stub” includes assets other than cash and stock (e.g., escrow notes).
(2)  The compensation is undetermined because the compensation to be received (e.g., stock, cash, escrow notes, other) will be determined at a later date, potentially at the option of the Fund’s subadviser.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

The Merger Fund® VL (Continued)
Average Annual Total Returns1 for periods ended 12/31/22

	1 Year	5 Years	10 Years
Class I shares at NAV[2]	0.88%	4.48%	3.16%
ICE BofA U.S. Treasury Bill 3 Month Index	1.46	1.26	0.76
Bloomberg U.S. Aggregate Bond Index[3]	-13.01	0.02	1.06
Morningstar U.S. Insurance Fund Event Driven Category Average	-2.81	2.97	3.41
Fund Expense Ratios[4]: Class I shares: Gross 1.73%, Net 1.57%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2012 for Class I shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products..
[3]	The benchmark to which performance of the Fund is compared changed to Bloomberg U.S. Aggregate Bond Index. The Fund is no longer using the Wilshire Liquid Alternative Event Driven Index.
[4]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 29, 2022, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through September 30, 2023. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

The Merger Fund® VL
SCHEDULE OF INVESTMENTS
December 31, 2022
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—1.1%
Health Care—0.3%
1Life Healthcare, Inc. 3.000%, 6/15/25	$ 139	$ 134
Information Technology—0.8%
Coupa Software, Inc.
0.125%, 6/15/25	126	122
0.375%, 6/15/26	264	254
		376

Total Convertible Bonds and Notes (Identified Cost $513)		510

Corporate Bonds and Notes—4.3%
Communication Services—1.3%
Connect Finco S.a.r.l. 144A 6.750%, 10/1/26(1)	96	89
GrubHub Holdings, Inc. 144A 5.500%, 7/1/27(1)	287	208
TEGNA, Inc.
4.625%, 3/15/28	206	196
5.000%, 9/15/29	107	101
WeWork Cos., Inc. 144A 7.875%, 5/1/25(1)	34	13
WeWork Cos., LLC 144A 5.000%, 7/10/25(1)	8	3
		610

Consumer Staples—0.2%
TreeHouse Foods, Inc. 4.000%, 9/1/28	140	119
Financials—0.4%
Ahern Rentals, Inc. 144A 7.375%, 5/15/23(1)	104	104
Stevens Holding Co., Inc. 144A 6.125%, 10/1/26(1)	112	112
		216

Industrials—0.6%
Granite U.S. Holdings Corp. 144A 11.000%, 10/1/27(1)	122	129
IAA, Inc. 144A 5.500%, 6/15/27(1)	156	152
		281

Information Technology—0.4%
MoneyGram International, Inc. 144A 5.375%, 8/1/26(1)	202	204
	Par Value	Value

Materials—0.2%
Resolute Forest Products, Inc. 144A 4.875%, 3/1/26(1)	$ 100	$ 99
Real Estate—1.2%
iStar, Inc.
4.750%, 10/1/24	275	273
4.250%, 8/1/25	174	170
5.500%, 2/15/26	127	127
		570

Total Corporate Bonds and Notes (Identified Cost $2,256)		2,099

Leveraged Loans—2.3%
Information Technology—2.2%
Maxar Technologies, Inc. (1 month Term SOFR + 4.250%) 8.673%, 6/14/29(2)	997	996
RentPath LLC Tranche B-1, First Lien (3 month Prime + 3.750%) 11.250%, 4/25/24(2)(3)(4)	15	—
Syniverse Holdings, Inc. (1 month Term SOFR + 7.000%) 11.580%, 5/13/27(2)	70	61
		1,057

Manufacturing—0.1%
Granite U.S. Holdings Corp. Tranche B (3 month LIBOR + 3.750%) 8.134%, 9/30/26(2)	67	67
Total Leveraged Loans (Identified Cost $1,148)		1,124

	Shares
Preferred Stock—0.1%
Industrials—0.1%
Babcock & Wilcox Enterprises, Inc., 6.500%	1,856	38
Total Preferred Stock (Identified Cost $46)		38

Common Stocks—35.5%
Communication Services—4.1%
Activision Blizzard, Inc.	12,311	943
MGM Holdings, Inc. Class A(5)	1,792	8
Sciplay Corp. Class A(5)	1,055	17
Shaw Communications, Inc. Class B	25,203	725
	Shares	Value

Communication Services—continued
TEGNA, Inc.	14,912	$ 316
		2,009

Consumer Discretionary—0.3%
Cazoo Group Ltd.(5)	6,542	1
iRobot Corp.(5)	959	46
Poshmark, Inc. Class A(5)	3,910	70
Sportsman’s Warehouse Holdings, Inc.(5)	2,442	23
		140

Consumer Staples—0.0%
TPCO Holding Corp.(5)	6,423	1
Energy—0.6%
Euronav N.V.(5)(6)	17,330	295
Financials—3.7%
Cowen, Inc. Class A	2,211	85
First Horizon Corp.(7)	70,070	1,717
MarketWise, Inc.(5)	565	1
		1,803

Health Care—10.0%
1Life Healthcare, Inc.(5)(7)	67,126	1,122
ABIOMED, Inc.(3)(5)	814	2
Horizon Therapeutics plc(5)	11,798	1,342
LHC Group, Inc.(5)	8,225	1,330
Oyster Point Pharma, Inc.(5)(6)	41,181	460
Signify Health, Inc. Class A(5)	21,520	617
		4,873

Industrials—4.5%
Aerojet Rocketdyne Holdings, Inc.(5)	2,177	122
Altra Industrial Motion Corp.(7)	4,486	268
Atlas Air Worldwide Holdings, Inc.(5)	11,736	1,183
Atlas Corp.(7)	30,716	471
IAA, Inc.(5)	221	9
Maxar Technologies, Inc.	2,400	124
		2,177

Information Technology—8.4%
Coupa Software, Inc.(5)	3,356	266
Evo Payments, Inc. Class A(5)(7)	17,061	577
KnowBe4, Inc. Class A(5)	2,601	64
MoneyGram International, Inc.(5)	30,022	327
Rogers Corp.(5)	1,353	161
Sierra Wireless, Inc.(5)(7)	14,401	417
Silicon Motion Technology Corp. ADR	10,041	653
Tower Semiconductor Ltd.(5)	5,020	217
See Notes to Financial Statements

The Merger Fund® VL
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Shares	Value

Information Technology—continued
VMware, Inc. Class A(5)	11,206	$ 1,376
		4,058

Materials—1.0%
Yamana Gold, Inc.(6)	84,971	472
Real Estate—2.9%
Bluerock Homes Trust, Inc.(5)	279	6
STORE Capital Corp.	43,997	1,410
		1,416

Total Common Stocks (Identified Cost $17,125)		17,244

Rights—0.0%
Health Care—0.0%
Akouos, Inc.(5)	4,144	4
Bristol Myers Squibb Co.(3)(5)	6,945	9
Total Rights (Identified Cost $—)		13

Warrants—0.0%
Communication Services—0.0%
Akazoo S.A.(3)(5)	2,642	—
BuzzFeed, Inc.(5)	1,666	— (8)
		— (8)

Consumer Discretionary—0.0%
Cazoo Group Ltd.(5)	5,415	— (8)
CEC Brands LLC(3)(5)	2,163	7
Grove Collaborative Holdings(5)	1,063	— (8)
Legacy Enjoy, Inc.(5)	193	— (8)
		7

Consumer Staples—0.0%
Whole Earth Brands, Inc.(5)	7,310	2
Financials—0.0%
26 Capital Acquisition Corp.(5)	900	— (8)
Ares Acquisition Corp.(5)	390	— (8)
Arrowroot Acquisition Corp.(5)	6,162	— (8)
Athena Consumer Acquisition Corp.(5)	535	— (8)
CF Acquisition Corp. VIII(5)	757	— (8)
CIIG Capital Partners II, Inc.(5)	2,322	— (8)
Colonnade Acquisition Corp. II(5)	200	— (8)
Compute Health Acquisition Corp. Class A(5)	1,422	— (8)
Corner Growth Acquisition Corp.(5)	895	— (8)
D & Z Media Acquisition Corp.(5)	783	— (8)
Deep Lake Capital Acquisition Corp.(5)	2,380	— (8)
ECARX Holdings, Inc.(5)	1,150	— (8)
ESGEN Acquisition Corp.(5)	936	— (8)
	Shares	Value

Financials—continued
Fortress Capital Acquisition Corp.(5)	983	$ —(8)
FTAC Emerald Acquisition Corp.(5)	2,643	— (8)
G Squared Ascend I, Inc.(5)	842	—
GCM Grosvenor, Inc. Class A(5)	1,355	1
Gesher I Acquisition Corp.(5)	853	1 (8)
Getaround, Inc.(5)	179	— (8)
Goal Acquisitions Corp.(5)	8,032	1
Golden Falcon Acquisition Corp.(5)	2,479	— (8)
Jack Creek Investment Corp. Class A(5)	750	— (8)
KludeIn I Acquisition Corp.(5)	1,500	— (8)
Marlin Technology Corp.(5)	3,139	— (8)
Moneylion, Inc.(5)	11,485	1
Pathfinder Acquisition Corp.(5)	1,062	— (8)
Phoenix Biotech Acquisition Corp.(5)	859	— (8)
Pioneer Merger Corp.(5)	3,454	— (8)
Pontem Corp.(5)	2,248	— (8)
Prospector Capital Corp.(5)	2,213	— (8)
RMG Acquisition Corp. III(5)	1,196	— (8)
Rocket Internet Growth Opportunities Corp. Class A(5)	1,254	— (8)
Screaming Eagle Acquisition Corp. Class A(5)	3,209	1
Senior Connect Acquisition Corp. I(5)	2,283	— (8)
Slam Corp. Class A(5)	1,300	— (8)
Supernova Partners Acquisition Co. III Ltd.(5)	1,493	— (8)
Thunder Bridge Capital Partners III, Inc.(5)	1,095	— (8)
		5

Health Care—0.0%
Biote Corp.(5)	1,190	— (8)
Newamsterdam Pharma Co. N.V.(5)	633	1
Pear Therapeutics, Inc.(5)	100	— (8)
Quantum-Si, Inc.(5)	7,060	2
Talkspace, Inc.(5)	17,327	1
		4

Industrials—0.0%
Amprius Technologies, Inc.(5)	4,149	1
Berkshire Grey, Inc.(5)	1,255	— (8)
		1

Information Technology—0.0%
Embark Technology, Inc.(5)	66	— (8)
Materials—0.0%
Ginkgo Bioworks Holdings, Inc.(5)	40	— (8)
Total Warrants (Identified Cost $220)		19
	Shares/Units	Value
Special Purpose Acquisition Companies—43.0%
10X Capital Venture Acquisition Corp. III Class A(5)	5,378	$ 55
7 Acquisition Corp. Class A(5)	4,065	42
7GC & Co. Holdings, Inc. Class A(5)	5,614	56
A SPAC II Acquisition Corp.(5)	3,541	36
ABG Acquisition Corp. I Class A(5)	5,238	53
Achari Ventures Holdings Corp. I(5)	5,037	51
Adara Acquisition Corp. Class A(5)	2,936	30
Adit EdTech Acquisition Corp.(5)	7,312	73
AF Acquisition Corp. Class A(5)	5,360	54
African Gold Acquisition Corp. Class A(5)	13,539	136
AfterNext HealthTech Acquisition Corp. Class A(5)	7,317	73
Agile Growth Corp. Class A(5)	5,100	51
Ahren Acquisition Corp. Class A(5)	2,921	30
Alpha Partners Technology Merger Corp. Class A(5)	8,230	83
Alpha Star Acquisition Corp.(5)	2,612	27
ALSP Orchid Acquisition Corp. I Class A(5)	8,952	92
AltEnergy Acquisition Corp.(5)	1,600	16
Altimar Acquisition Corp. III(5)	2,313	21
Altimar Acquisition Corp. III Class A(5)	2,339	24
Andretti Acquisition Corp. Class A(5)	1,802	19
Anthemis Digital Acquisitions I Corp.(5)	5,844	60
Anzu Special Acquisition Corp. I Class A(5)	7,575	77
Apollo Strategic Growth Capital II Class A(5)	28,435	285
APx Acquisition Corp. I(5)	1,783	18
Arctos NorthStar Acquisition Corp. Class A(5)	6,256	63
Ares Acquisition Corp. Class A(5)	59,666	601
Arrowroot Acquisition Corp. Class A(5)	7,864	79
Artemis Strategic Investment Corp. Class A(5)	5,481	56
ARYA Sciences Acquisition Corp. IV Class A(5)	3,795	38
ARYA Sciences Acquisition Corp. V Class A(5)	3,093	31
Ascendant Digital Acquisition Corp. III Class A(5)	11,405	118
Athena Consumer Acquisition Corp. Class A(5)	5,454	56
See Notes to Financial Statements

The Merger Fund® VL
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Shares/Units	Value
Athena Technology Acquisition Corp. II Class A(5)	2,766	$ 28
Atlantic Coastal Acquisition Corp. Class A(5)	5,498	55
Ault Disruptive Technologies Corp.(5)	3,143	32
Aura FAT Projects Acquisition Corp. Class A(5)	4,793	49
Aurora Acquisition Corp. Class A(5)	2,413	24
Authentic Equity Acquisition Corp.(5)	400	4
Authentic Equity Acquisition Corp. Class A(5)	2,991	30
Axios Sustainable Growth Acquisition Corp. Class A(5)	3,929	40
AxonPrime Infrastructure Acquisition Corp. Class A(5)	3	— (8)
B Riley Principal 250 Merger Corp. Class A(5)	4,760	47
Bannix Acquisition Corp.(5)	230	2
Belong Acquisition Corp. Class A(5)	716	7
Bilander Acquisition Corp. Class A(5)	5,641	56
BioPlus Acquisition Corp. Class A(5)	1,876	19
Biotech Acquisition Co. Class A(5)	5,539	56
bleuacacia Ltd. Class A(5)	11,579	116
Blue Whale Acquisition Corp. I Class A(5)	3,504	34
Blue World Acquisition Corp.(5)	1,636	17
BlueRiver Acquisition Corp. Class A(5)	7,637	77
Brigade-M3 European Acquisition Corp.(5)	3,199	32
Build Acquisition Corp. Class A(5)	7,416	74
Bullpen Parlay Acquisition Co. Class A(5)	3,184	33
BurTech Acquisition Corp. Class A(5)	7,770	79
BYTE Acquisition Corp. Class A(5)	2,843	29
Canna-Global Acquisition Corp. Class A(5)	1,370	14
Capitalworks Emerging Markets Acquisition Corp. Class A(5)	797	8
Carney Technology Acquisition Corp. II Class A(5)	294	3
Cartesian Growth Corp. Class A(5)	1,430	14
Cartesian Growth Corp. II(5)	2,621	27
Cartica Acquisition Corp. Class A(5)	2,016	21
Catalyst Partners Acquisition Corp. Class A(5)	8,381	85
	Shares/Units	Value
Catcha Investment Corp. Class A(5)	5,525	$ 56
CC Neuberger Principal Holdings III(5)	1,500	15
CC Neuberger Principal Holdings III Class A(5)	13,665	138
CF Acquisition Corp. IV Class A(5)	5,436	55
CF Acquisition Corp. VII Class A(5)	1	— (8)
Chain Bridge I Class A(5)	1,707	18
Churchill Capital Corp. V Class A(5)	1,825	18
Churchill Capital Corp. VII Class A(5)	23,772	237
CIIG Capital Partners II, Inc.(5)	1	— (8)
CIIG Capital Partners II, Inc. Class A(5)	4,644	47
Coliseum Acquisition Corp. Class A(5)	3,737	38
Colonnade Acquisition Corp. II Class A(5)	8,627	87
Concord Acquisition Corp. II Class A(5)	8,465	84
Concord Acquisition Corp. III Class A(5)	5,428	55
Consilium Acquisition Corp. I Ltd.(5)	2,132	22
Constellation Acquisition Corp. I Class A(5)	23,288	235
Conyers Park III Acquisition Corp. Class A(5)	11,278	111
Corazon Capital V838 Monoceros Corp. Class A(5)	8,487	86
Corner Growth Acquisition Corp. Class A(5)	2,685	27
Corsair Partnering Corp. Class A(5)	2,565	26
Crown PropTech Acquisitions Class A(5)	5,549	56
D & Z Media Acquisition Corp. Class A(5)	11,450	115
DA32 Life Science Tech Acquisition Corp. Class A(5)	1,996	20
Data Knights Acquisition Corp. Class A(5)	6,063	63
Decarbonization Plus Acquisition Corp. IV Class A(5)	17,717	181
Deep Lake Capital Acquisition Corp. Class A(5)	8,847	89
DHC Acquisition Corp. Class A(5)	6,253	63
DiamondHead Holdings Corp. Class A(5)	10,709	108
Digital Transformation Opportunities Corp. Class A(5)	6,898	69
Disruptive Acquisition Corp. I Class A(5)	4,607	46
dMY Technology Group, Inc. VI(5)	5,356	54
	Shares/Units	Value
DP Cap Acquisition Corp. I Class A(5)	3,907	$ 40
Dragoneer Growth Opportunities Corp. III Class A(5)	15,870	156
Edify Acquisition Corp. Class A(5)	5,203	53
Elliott Opportunity II Corp.(5)	1,118	11
Elliott Opportunity II Corp. Class A(5)	15,219	153
Embrace Change Acquisition Corp.(5)	2,540	26
Enphys Acquisition Corp.(5)	1,972	20
Enterprise 4.0 Technology Acquisition Corp.(5)	1,694	17
Enterprise 4.0 Technology Acquisition Corp.(5)	2,517	26
ESGEN Acquisition Corp.(5)	1	— (8)
ESGEN Acquisition Corp. Class A(5)	6,678	69
ESM Acquisition Corp.(5)	933	9
ESM Acquisition Corp. Class A(5)	5,378	54
EVe Mobility Acquisition Corp. Class A(5)	4,744	49
ExcelFin Acquisition Corp.(5)	1,606	16
ExcelFin Acquisition Corp. Class A(5)	5,609	57
Far Peak Acquisition Corp. Class A(5)	27,873	280
Fat Projects Acquisition Corp.(5)	5,467	55
Fifth Wall Acquisition Corp. III Class A(5)	12,569	126
Figure Acquisition Corp. I Class A(5)	9,200	92
Finnovate Acquisition Corp. Class A(5)	284	3
FinServ Acquisition Corp. II Class A(5)	1,948	20
Fintech Evolution Acquisition Group(5)	5,096	51
Fintech Evolution Acquisition Group Class A(5)	2,413	24
Flame Acquisition Corp. Class A(5)	1,413	14
Focus Impact Acquisition Corp. Class A(5)	3,295	34
Forest Road Acquisition Corp. II Class A(5)	629	6
Fortress Capital Acquisition Corp. Class A(5)	4,915	50
Forum Merger IV Corp. Class A(5)	5,562	56
Freedom Acquisition I Corp. Class A(5)	5,686	57
Frontier Acquisition Corp. Class A(5)	3,137	32
FTAC Athena Acquisition Corp. Class A(5)	6,788	69
FTAC Emerald Acquisition Corp. Class A(5)	5,286	53
See Notes to Financial Statements

The Merger Fund® VL
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Shares/Units	Value
FTAC Hera Acquisition Corp.(5)	2,134	$ 22
FTAC Hera Acquisition Corp. Class A(5)	21,670	219
FTAC Parnassus Acquisition Corp. Class A(5)	5,564	56
FTAC Zeus Acquisition Corp. Class A(5)	15,034	152
Fusion Acquisition Corp. II(5)	3,000	30
Fusion Acquisition Corp. II Class A(5)	1,524	15
G Squared Ascend I, Inc. Class A(5)	12,413	125
G Squared Ascend II, Inc.(5)	2,391	24
G Squared Ascend II, Inc. Class A(5)	1,812	18
Games & Esports Experience Acquisition Corp. Class A(5)	3,095	32
Gesher I Acquisition Corp. Class A(5)	4,813	49
Global Partner Acquisition Corp. II Class A(5)	6,357	64
Goal Acquisitions Corp.(5)	8,597	87
GoGreen Investments Corp.(5)	5,916	61
Golden Arrow Merger Corp. Class A(5)	5,306	53
Golden Falcon Acquisition Corp. Class A(5)	4,958	50
Gores Holdings IX, Inc. Class A(5)	18,459	183
Green Visor Financial Technology Acquisition Corp. I Class A(5)	8,166	85
Growth For Good Acquisition Corp.(5)	1,418	14
GX Acquisition Corp. II Class A(5)	5,438	54
HCM Acquisition Corp. Class A(5)	6,152	63
Hennessy Capital Investment Corp. VI Class A(5)	5,775	57
HH&L Acquisition Co. Class A(5)	11,178	113
Home Plate Acquisition Corp. Class A(5)	5,021	51
Ibere Pharmaceuticals Class A(5)	2,305	23
Iconic Sports Acquisition Corp. Class A(5)	2,099	22
Independence Holdings Corp.(5)	1,500	15
Independence Holdings Corp. Class A(5)(6)	27,341	276
Infinite Acquisition Corp.(5)	1,324	14
Infinite Acquisition Corp. Class A(5)	1,569	16
Inflection Point Acquisition Corp. Class A(5)	15,436	155
Innovative International Acquisition Corp. Class A(5)	4,392	45
InterPrivate III Financial Partners, Inc. Class A(5)	895	9
	Shares/Units	Value
InterPrivate IV InfraTech Partners, Inc. Class A(5)	2,681	$ 27
Investcorp Europe Acquisition Corp. I Class A(5)	2,682	28
Investcorp India Acquisition Corp. Class A(5)	3,700	38
Iris Acquisition Corp.(5)	5,423	55
Itiquira Acquisition Corp. Class A(5)	7,454	75
Jack Creek Investment Corp. Class A(5)	7,232	73
Jatt Acquisition Corp. Class A(5)	3,011	31
Jaws Hurricane Acquisition Corp. Class A(5)	12,250	123
Jaws Juggernaut Acquisition Corp.(5)	4,066	41
Jaws Juggernaut Acquisition Corp. Class A(5)	8,933	90
Jaws Mustang Acquisition Corp. Class A(5)	38,977	394
Juniper II Corp.(5)	2,490	25
Juniper II Corp. Class A(5)	3,189	32
Kadem Sustainable Impact Corp. Class A(5)	3,263	33
Kairos Acquisition Corp. Class A(5)	1,868	19
Kensington Capital Acquisition Corp. V Class A(5)	6,070	62
Kernel Group Holdings, Inc. Class A(5)	5,022	51
Khosla Ventures Acquisition Co. Class A(5)	5,659	56
Khosla Ventures Acquisition Co. III Class A(5)	5,273	53
Kismet Acquisition Three Corp. Class A(5)	6,044	61
Kismet Acquisition Two Corp. Class A(5)	799	8
L Catterton Asia Acquisition Corp. Class A(5)	6,915	70
LAMF Global Ventures Corp. I(5)	5,340	55
Landcadia Holdings IV, Inc. Class A(5)	9,544	97
LAVA Medtech Acquisition Corp. Class A(5)	4,040	42
Lazard Growth Acquisition Corp. I(5)	16,775	170
LDH Growth Corp. I Class A(5)	5,903	59
Lead Edge Growth Opportunities Ltd. Class A(5)	7,657	77
Legato Merger Corp. II(5)	5,286	54
Leo Holdings Corp. II Class A(5)	18,669	189
LIV Capital Acquisition Corp. II Class A(5)	2,664	27
Live Oak Crestview Climate Acquisition Corp.(5)	5,937	58
Live Oak Mobility Acquisition Corp. Class A(5)	5,941	60
	Shares/Units	Value
Logistics Innovation Technologies Corp. Class A(5)	8,341	$ 84
Longview Acquisition Corp. II Class A(5)	27,861	280
M3-Brigade Acquisition II Corp. Class A(5)	5,922	60
M3-Brigade Acquisition III Corp. Class A(5)	5,322	54
Macondray Capital Acquisition Corp. I(5)	2,600	26
Macondray Capital Acquisition Corp. I Class A(5)	5,582	57
Magnum Opus Acquisition Ltd. Class A(5)	5,909	60
Marlin Technology Corp. Class A(5)	9,627	98
Mason Industrial Technology, Inc.(5)	2,774	28
MDH Acquisition Corp. Class A(5)	13,230	133
Medicus Sciences Acquisition Corp. Class A(5)	3,924	39
MELI Kaszek Pioneer Corp. Class A(5)	4,704	47
Mercury Ecommerce Acquisition Corp. Class A(5)	744	8
Moringa Acquisition Corp. Class A(5)	935	9
Motive Capital Corp. II(5)	3,201	33
Motive Capital Corp. II Class A(5)	11,675	119
Mountain & Co. I Acquisition Corp.(5)	7,598	79
MSD Acquisition Corp. Class A(5)	21,013	212
New Vista Acquisition Corp. Class A(5)	4,628	47
Newbury Street Acquisition Corp.(5)	838	8
Newcourt Acquisition Corp.(5)	2,194	22
Newcourt Acquisition Corp. Class A(5)	12,766	131
NewHold Investment Corp. II Class A(5)	3,599	37
Noble Rock Acquisition Corp. Class A(5)	2,842	29
North Atlantic Acquisition Corp. Class A(5)	12,367	125
Northern Genesis Acquisition Corp. III Class A(5)	6,025	61
Northern Star Investment Corp. III Class A(5)	16,925	171
Northern Star Investment Corp. IV Class A(5)	15,393	155
Onyx Acquisition Co. I Class A(5)	2,718	28
Orion Biotech Opportunities Corp. Class A(5)	237	2
Oxus Acquisition Corp. Class A(5)	1,834	19
See Notes to Financial Statements

The Merger Fund® VL
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Shares/Units	Value
Pathfinder Acquisition Corp. Class A(5)	5,310	$ 53
Pegasus Digital Mobility Acquisition Corp. Class A(5)	1,409	15
PepperLime Health Acquisition Corp. Class A(5)	7,126	73
Peridot Acquisition Corp. II(5)	2,500	25
Peridot Acquisition Corp. II Class A(5)	11,445	115
Phoenix Biotech Acquisition Corp. Class A(5)	7,198	74
Pioneer Merger Corp. Class A(5)	16,086	163
Pivotal Investment Corp. III Class A(5)	8,301	84
Plum Acquisition Corp. I Class A(5)	2,672	27
Pono Capital Corp. Class A(5)	2,688	29
Pontem Corp. Class A(5)	14,787	150
Portage Fintech Acquisition Corp. Class A(5)	7,450	75
Post Holdings Partnering Corp. Class A(5)	8,951	89
Power & Digital Infrastructure Acquisition II Corp. Class A(5)	507	5
Powered Brands Class A(5)	7	— (8)
Priveterra Acquisition Corp. Class A(5)	5,577	56
Project Energy Reimagined Acquisition Corp.(5)	2,089	21
PROOF Acquisition Corp. I(5)	4,240	43
Prospector Capital Corp. Class A(5)	7,807	79
Pyrophyte Acquisition Corp.(5)	2,132	22
Pyrophyte Acquisition Corp. Class A(5)	5,899	61
RCF Acquisition Corp. Class A(5)	2,290	24
Rigel Resource Acquisition Corp. Class A(5)	2,027	21
RMG Acquisition Corp. III Class A(5)	11,557	117
ROC Energy Acquisition Corp.(5)	5,471	56
Rocket Internet Growth Opportunities Corp. Class A(5)	8,460	85
Rose Hill Acquisition Corp. Class A(5)	248	3
Ross Acquisition Corp. II Class A(5)	11,998	121
ScION Tech Growth II(5)	1,250	13
ScION Tech Growth II Class A(5)	9,668	98
Screaming Eagle Acquisition Corp. Class A(5)	24,116	240
Seaport Calibre Materials Acquisition Corp.(5)	2,581	27
	Shares/Units	Value
Semper Paratus Acquisition Corp.(5)	2,138	$ 22
Semper Paratus Acquisition Corp. Class A(5)	12,367	128
Shelter Acquisition Corp. I Class A(5)	5,172	52
ShoulderUp Technology Acquisition Corp. Class A(5)	2,402	24
SILVERspac, Inc. Class A(5)	6,197	62
Sizzle Acquisition Corp.(5)	5,451	56
Skydeck Acquisition Corp. Class A(5)	5,472	55
Slam Corp. Class A(5)	16,954	171
Social Capital Suvretta Holdings Corp. II Class A(5)	27,210	274
Social Capital Suvretta Holdings Corp. IV Class A(5)	13,120	132
Social Leverage Acquisition Corp. I Class A(5)	11,031	111
Sound Point Acquisition Corp. I Ltd. Class A(5)	3,247	35
Southport Acquisition Corp.(5)	6	— (8)
SportsTek Acquisition Corp. Class A(5)	841	8
Spree Acquisition Corp. 1 Ltd.(5)	8,429	86
Spring Valley Acquisition Corp. II(5)	3,867	40
StoneBridge Acquisition Corp.(5)	9,502	98
Stratim Cloud Acquisition Corp.(5)	1,923	19
Supernova Partners Acquisition Co. III Ltd. Class A(5)	13,459	136
Sustainable Development Acquisition I Corp. Class A(5)	24,935	251
SVF Investment Corp.(5)	1,779	18
SVF Investment Corp. Class A(5)	18,628	188
SVF Investment Corp. 2 Class A(5)	8,977	91
Tailwind International Acquisition Corp. Class A(5)	17,755	179
Talon 1 Acquisition Corp. Class A(5)	7,634	79
Target Global Acquisition I Corp.(5)	4,800	49
TCV Acquisition Corp. Class A(5)	12,306	124
TenX Keane Acquisition Class A(5)	2,845	29
Thrive Acquisition Corp. Class A(5)	7,961	82
Thunder Bridge Capital Partners III, Inc. Class A(5)	5,475	55
Thunder Bridge Capital Partners IV, Inc. Class A(5)	6,497	65
Tio Tech A Class A(5)	14,518	147
	Shares/Units	Value
TKB Critical Technologies 1 Class A(5)	7,757	$ 80
TLG Acquisition One Corp. Class A(5)	2,868	29
TLGY Acquisition Corp. Class A(5)	4,264	44
TortoiseEcofin Acquisition Corp. III Class A(5)	9,172	91
TPG Pace Beneficial II Corp. Class A(5)	1,128	11
Twelve Seas Investment Co. II Class A(5)	5,471	55
Twin Ridge Capital Acquisition Corp. Class A(5)	1,453	15
two Class A(5)	58	1
TZP Strategies Acquisition Corp. Class A(5)	22,839	231
UTA Acquisition Corp. Class A(5)	6,452	66
Valor Latitude Acquisition Corp. Class A(5)	9,167	92
Valuence Merger Corp. I Class A(5)	508	5
Vector Acquisition Corp. II Class A(5)	21,110	213
Viscogliosi Brothers Acquisition Corp.(5)	1,606	16
VPC Impact Acquisition Holdings II Class A(5)	5,477	55
Warburg Pincus Capital Corp. I Class A(5)	10,448	106
Warburg Pincus Capital Corp. I Class B(5)	6,474	65
Waverley Capital Acquisition Corp. 1 Class A(5)	2,397	24
Williams Rowland Acquisition Corp.(5)	12,715	131
World Quantum Growth Acquisition Corp. Class A(5)	10,027	102
Worldwide Webb Acquisition Corp. Class A(5)	3,218	33
XPAC Acquisition Corp. Class A(5)	1,501	15
Zimmer Energy Transition Acquisition Corp. Class A(5)	3,488	35
Total Special Purpose Acquisition Companies (Identified Cost $21,067)		20,904

	Shares
Purchased Options—0.0%
(See open purchased options schedule)
Total Purchased Options (Premiums Paid $21)		11

Escrow Notes—2.5%
Financials—2.5%
Altaba, Inc. Escrow(5)	318,493	1,204
See Notes to Financial Statements

The Merger Fund® VL
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
	Shares	Value

Financials—continued
Pershing Square Escrow(3)(5)	7,392	$ 2
		1,206

Industrials—0.0%
AMR Corp. Escrow Shares(3)(5)	7,668	— (8)
Total Escrow Notes (Identified Cost $829)		1,206

Total Long-Term Investments—88.8% (Identified Cost $43,225)		43,168

Short-Term Investments—12.0%
Money Market Mutual Funds—12.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 4.033%)(9)	2,450,000	2,450
Federated Hermes Government Obligations Fund - Institutional Shares (seven-day effective yield 4.100%)(9)	63,855	64
HSBC U.S. Treasury Money Market Fund - Institutional Shares (seven-day effective yield 3.901%)(9)	861,328	861
Morgan Stanley Liquidity Fund Government Portfolio - Institutional Shares (seven-day effective yield 4.117%)(9)	2,450,000	2,450
Total Short-Term Investments (Identified Cost $5,825)		5,825

Securities Lending Collateral—1.6%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.190%)(9)(10)	781,864	782
Total Securities Lending Collateral (Identified Cost $782)		782

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT AND WRITTEN OPTIONS—102.4% (Identified Cost $49,832)		49,775

Securities Sold Short—(2.5)%
Common Stocks—(2.5)%
Energy—(0.7)%
Frontline Ltd.	(29,849)	(362)
	Shares	Value

Financials—(0.3)%
Aon plc Class A	(527)	$ (158)
Industrials—(0.0)%
Ritchie Bros Auctioneers, Inc.	(128)	(8)
Information Technology—(0.7)%
Broadcom, Inc.	(324)	(181)
MaxLinear, Inc.(5)	(3,896)	(133)
		(314)

Materials—(0.8)%
Agnico Eagle Mines Ltd.	(3,198)	(166)
Pan American Silver Corp.	(13,587)	(222)
		(388)

Total Securities Sold Short (Identified Proceeds $(1,218))		(1,230)

Written Options—(0.1)%
(See open written options schedule)
Total Written Options (Premiums Received $77)		(64)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT AND WRITTEN OPTIONS—99.8% (Identified Cost $48,537)		$ 48,481
Other assets and liabilities, net—0.2%		121
NET ASSETS—100.0%		$ 48,602

Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
HSBC	Hong Kong & Shanghai Bank
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
OBFR	Overnight Bank Funding Rate
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SOFR	Secured Overnight Financing Rate
SPAC	Special Purpose Acquisition Company
SPDR	S&P Depositary Receipt

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2022, these securities amounted to a value of $1,113 or 2.3% of net assets.
(2)	Variable rate security. Rate disclosed is as of December 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Security in default; no interest payments are being received during the bankruptcy proceedings.
(5)	Non-income producing.
(6)	All or a portion of security is on loan.
(7)	All or a portion of the shares have been committed as collateral for open securities sold short and written option contracts. The value of securities segregated as collateral is $3,481.
(8)	Amount is less than $500.
(9)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(10)	Represents security purchased with cash collateral received for securities on loan.

Counterparties:
BAML	Bank of America--Merrill Lynch
GS	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank N.A.

Foreign Currencies:
CAD	Canadian Dollar
EUR	Euro
GBP	United Kingdom Pound Sterling
JPY	Japanese Yen
USD	United States Dollar

Country Weightings (Unaudited)†
United States	62%
Cayman Islands	30
Canada	3
Ireland	2
Taiwan	1
Marshall Islands	1
Belgium	1
Total	100%
†% of total investments, net of securities sold short and written options, as of December 31, 2022.
For information regarding the abbreviations, see the Key Investment Terms starting on page 3.
See Notes to Financial Statements

The Merger Fund® VL
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
Open purchased options contracts as of December 31, 2022 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Put Option(2)
SPDR S&P 500® ETF Trust	26	$975	$375.00	01/20/23	$11
Total Purchased Options					$11
Footnote Legend:
(1) Strike price not reported in thousands.
(2) Unless otherwise noted, options are exchange-traded.

Open written options contracts as of December 31, 2022 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
1Life Healthcare, Inc.	(12)	$ (21)	$ 17.50	01/20/23	$ (—) (3)
Activision Blizzard, Inc.	(22)	(154)	70.00	01/20/23	(15)
Activision Blizzard, Inc.	(18)	(130)	72.50	01/20/23	(9)
Activision Blizzard, Inc.	(29)	(217)	75.00	01/20/23	(8)
Activision Blizzard, Inc.	(11)	(85)	77.50	01/20/23	(2)
Activision Blizzard, Inc.	(16)	(128)	80.00	01/20/23	(1)
Activision Blizzard, Inc.	(14)	(95)	67.50	01/20/23	(13)
Aerojet Rocketdyne Holdings, Inc.	(17)	(98)	57.50	01/20/23	(—) (3)
Coupa Software, Inc.	(34)	(272)	80.00	01/20/23	(—) (3)
Dufry AG	(33)	(132)	40.00	03/17/23	(4)
Horizon Therapeutics plc	(58)	(667)	115.00	01/20/23	(2)
Maxar Technologies, Inc.	(24)	(120)	50.00	01/20/23	(5)
Rogers Corp.	(1)	(12)	120.00	01/20/23	(—) (3)
SPDR S&P 500® ETF Trust	(8)	(320)	400.00	01/20/23	(1)
STORE Capital Corp.	(11)	(36)	32.50	01/20/23	(—) (3)
					(60)
Put Options
SPDR S&P 500® ETF Trust	(18)	(648)	360.00	01/20/23	(3)
Vodafone Group plc	(33)	(33)	10.00	02/17/23	(1)
					$4
Total Written Options					$ (64)

Footnote Legend:
(1) Strike price not reported in thousands.
(2) Unless otherwise noted, options are exchange-traded.
(3) Amount is less than $500.

Forward foreign currency exchange contracts as of December 31, 2022 were as follows:
Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
GBP	47	USD	57	JPM	01/17/23	$—	$ (1)
USD	53	GBP	47	JPM	01/17/23	—	(3)
USD	933	GBP	751	JPM	02/02/23	24	—
USD	124	EUR	125	JPM	02/15/23	—	(11)
USD	45	JPY	6,626	JPM	02/15/23	—	(6)
USD	615	CAD	830	JPM	02/22/23	1	—
USD	135	GBP	114	GS	03/10/23	—	(1)
USD	351	GBP	291	JPM	03/10/23	—	(3)
USD	758	CAD	1,026	JPM	03/15/23	—	— (1)
USD	115	EUR	113	JPM	03/15/23	—	(4)
See Notes to Financial Statements

The Merger Fund® VL
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
Forward foreign currency exchange contracts as of December 31, 2022 were as follows:
Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
USD	176	GBP	144	JPM	03/28/23	$ 1	$ —
Total						$26	$ (29)

Footnote Legend:
(1)	Amount is less than $500.

Over-the-counter total return swaps outstanding as of December 31, 2022 were as follows:
Referenced Entity	Pay/Receive	Financing Rate(1)	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
Long Total Return Swap Contracts
Aareal Bank AG	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	08/11/23	$ 21	$ 2	$ 2	$ —
Aareal Bank AG	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	08/14/23	2	— (2)	— (2)	—
Aareal Bank AG	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/01/23	60	4	4	—
Aareal Bank AG	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/04/23	6	— (2)	— (2)	—
Aareal Bank AG	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	01/22/24	21	(—) (2)	—	(—) (2)
Autogrill SpA	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	08/22/23	76	3	3	—
Autogrill SpA	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	08/28/23	25	1	1	—
Autogrill SpA	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/01/23	2	— (2)	— (2)	—
Autogrill SpA	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/04/23	21	1	1	—
Autogrill SpA	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/05/23	39	2	2	—
Autogrill SpA	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/08/23	27	1	1	—
Autogrill SpA	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	09/11/23	27	1	1	—
Aveva Group plc	Pay	4.930% (0.610% + OBFR)	1 Month	GS	12/11/23	132	6	6	—
Aveva Group plc	Pay	4.720% (0.400% + OBFR)	1 Month	BAML	01/01/24	185	3	3	—
Aveva Group plc	Pay	4.720% (0.400% + OBFR)	1 Month	BAML	01/02/24	51	1	1	—
Aveva Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	01/01/24	104	1	1	—
Aveva Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	01/02/24	5	— (2)	— (2)	—
Bristol-Myers Squibb Co.(3),(4)	Pay	3.070% (0.000% + OBFR)	1 Month	BAML	03/02/23	— (2)	6	6	—
Brookfield Property Preferred LP	Pay	5.070% (0.750% + OBFR)	1 Month	BAML	01/08/24	12	(1)	—	(1)
Cazoo Group Ltd.	Pay	5.070% (0.750% + OBFR)	1 Month	BAML	10/23/23	2	(2)	—	(2)
Cazoo Group Ltd.	Pay	5.070% (0.750% + OBFR)	1 Month	BAML	01/29/24	— (2)	— (2)	— (2)	—
Emis Group plc	Pay	4.770% (0.450% + SOFR )	3 Month	JPM	09/18/23	11	(—) (2)	—	(—) (2)
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	09/19/23	32	— (2)	— (2)	—
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	09/22/23	4	— (2)	— (2)	—
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	09/25/23	6	— (2)	— (2)	—
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	09/26/23	1	— (2)	— (2)	—
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	10/02/23	7	— (2)	— (2)	—
Emis Group plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	10/05/23	103	5	5	—
Euronav N.V.	Pay	4.930% (0.610% + OBFR)	1 Month	GS	10/09/23	155	(15)	—	(15)
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	06/26/23	129	(1)	—	(1)
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	06/27/23	32	(—) (2)	—	(—) (2)
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	07/10/23	53	(1)	—	(1)
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	07/14/23	54	— (2)	— (2)	—
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	07/20/23	49	— (2)	— (2)	—
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	07/21/23	81	1	1	—
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	07/24/23	82	— (2)	— (2)	—
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	07/27/23	130	2	2	—
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	07/28/23	— (2)	— (2)	— (2)	—
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	07/31/23	206	3	3	—
Homeserve plc	Pay	4.920% (0.600% + OBFR)	1 Month	BAML	08/07/23	— (2)	— (2)	— (2)	—
Homeserve plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	07/10/23	43	(—) (2)	—	(—) (2)
Homeserve plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	07/14/23	16	— (2)	— (2)	—
Homeserve plc	Pay	4.770% (0.450% + OBFR)	3 Month	JPM	07/17/23	25	1	1	—
Summit Industrial Income REIT	Pay	5.520% (1.200% + OBFR)	1 Month	BAML	12/25/23	183	(2)	—	(2)
See Notes to Financial Statements

The Merger Fund® VL
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
Over-the-counter total return swaps outstanding as of December 31, 2022 were as follows (continued):
Referenced Entity	Pay/Receive	Financing Rate(1)	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
Summit Industrial Income REIT	Pay	5.520% (1.200% + OBFR)	1 Month	BAML	01/08/24	$ 82	$ 1	$ 1	$ —
Summit Industrial Income REIT	Pay	5.070% (0.750% + OBFR)	1 Month	BAML	01/09/24	42	— (2)	— (2)	—
Summit Industrial Income REIT	Pay	5.070% (0.750% + OBFR)	1 Month	BAML	01/12/24	32	— (2)	— (2)	—
Summit Industrial Income REIT	Pay	5.070% (0.750% + OBFR)	1 Month	BAML	01/15/24	254	— (2)	— (2)	—
Toshiba Corp.	Pay	4.870% (0.550% + OBFR)	3 Month	JPM	06/20/23	53	(10)	—	(10)
Willis Towers Watson plc	Pay	4.930% (0.610% + OBFR)	1 Month	GS	06/12/23	126	19	19	—
							32	64	(32)
Short Total Return Swap Contracts
Broadcom, Inc.	Receive	3.920% ((0.400)% + OBFR)	1 Month	BAML	10/12/23	(556)	(54)	—	(54)
Dufry AG	Receive	3.570% ((0.750)% + OBFR)	3 Month	JPM	09/11/23	(9)	(—) (2)	—	(—) (2)
Frontline Ltd.	Receive	1.000% ((3.320)% + OBFR)	1 Month	GS	12/11/23	(100)	13	13	—
							(41)	13	(54)
Total							$ (9)	$77	$ (86)

Footnote Legend:
(1)	The Fund pays the floating rate (+/- a spread) and receives the total return of the reference entity.
(2)	Amount is less than $500.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Security held is the direct result of a corporate action. There is no associated financing rate and the security is held with a zero cost basis.
See Notes to Financial Statements

The Merger Fund® VL
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of December 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2022	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$ 2,099	$ —	$2,099	$—
Leveraged Loans	1,124	—	1,124	— (1)
Convertible Bonds and Notes	510	—	510	—
Equity Securities:
Common Stocks	17,244	17,234	8	2
Escrow Notes	1,206	—	1,204	2
Warrants	19	12	—	7 (1)
Special Purpose Acquisition Companies	20,904	18,313	2,591	—
Preferred Stock	38	38	—	—
Rights	13	—	4	9
Money Market Mutual Funds	5,825	5,825	—	—
Securities Lending Collateral	782	782	—	—
Other Financial Instruments:
Purchased Options	11	11	—	—
Forward Foreign Currency Exchange Contracts*	26	—	26	—
Over-the-Counter Total Return Swaps*	77	—	70	7
Total Assets	49,878	42,215	7,636	27
Liabilities:
Securities Sold Short:
Common Stocks	(1,230)	(1,230)	—	—
Other Financial Instruments:
Written Options	(64)	(41)	(23)	—
Forward Foreign Currency Exchange Contracts*	(29)	—	(29)	—
Over-the-Counter Total Return Swaps*	(86)	—	(86)	—
Total Liabilities	(1,409)	(1,271)	(138)	—
Total Investments, Net of Securities Sold Short and Written Options	$48,469	$40,944	$7,498	$27

(1)	Includes internally fair valued securities currently priced at zero ($0).
*	Swap contracts and forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument by level and counterparty.
There were no transfers into or out of Level 3 related to securities held at December 31, 2022.
Some of the Series’ investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

The Merger Fund® VL
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2022
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Special Purpose Acquisition	Contingent Value Rights	Leveraged Loans	Common stock	Escrow Notes	Warrants	Rights	Over-the-Counter Total Return Swaps
Investments in Securities
Balance as of December 31, 2021:	$ 331	$ — (a)	$ 1	$ 261 (b)	$ 48	$ — (a)	$ 7(b)	$ 8	$ 6
Accrued discount/(premium)	1	—	—	1	—	—	—	—	—
Net realized gain (loss)	(76)	—	—	— (a)	(76)	—	—	—	—
Net change in unrealized appreciation (depreciation)	48	— (a)	(1)	2	43	2	—	1	1
Purchases (c)	— (a)	—	—	—	— (a)	— (a)	—	—	—
Sales (d)	(277)	— (a)	— (a)	(264)	(13)	—	—	—	—
Balance as of December 31, 2022	$ 27	$ —	$ —	$ —(b)	$ 2	$ 2	$ 7(b)	$ 9	$ 7
(a) Amount is less than $500.
(b) Includes internally fair valued securities currently priced at zero ($0).
(c) The net change in unrealized appreciation (depreciation) on investments still held at December 31, 2022, was $(47).
(d) Includes paydowns on securities.
See Notes to Financial Statements

THE MERGER FUND® VL
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2022
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value(1)(2)	$ 49,775
Cash	239
Cash pledged as collateral for derivatives and securities sold short	2,359
Over-the-counter swaps at value	77
Unrealized appreciation on forward foreign currency exchange contracts	26
Receivables
Investment securities sold	241
Fund shares sold	— (a)
Dividends and interest	80
Tax reclaims	4
Securities lending income	— (a)
Prepaid expenses	2
Other assets	1
Total assets	52,804
Liabilities
Written options at value(3)	64
Securities sold short at value(4)	1,230
Over-the-counter swaps at value	86
Unrealized depreciation on forward foreign currency exchange contracts	29
Payables
Fund shares repurchased	5
Investment securities purchased	1,891
Collateral on securities loaned	782
Investment advisory fees	44
Administration and accounting fees	4
Transfer agent and sub-transfer agent fees and expenses	— (a)
Professional fees	55
Trustee deferred compensation plan	1
Interest expense and/or commitment fees	— (a)
Other accrued expenses	11
Total liabilities	4,202
Net Assets	$ 48,602
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 45,833
Accumulated earnings (loss)	2,769
Net Assets	$ 48,602
Net Assets:
Class I	$ 48,602
Shares Outstanding (unlimited number of shares authorized, no par value):
Class I	4,157,568
Net Asset Value and Redemption Price Per Share:(b)
Class I	$ 11.69
(1) Investment in securities at cost	$ 49,832
(2) Market value of securities on loan	$ 761
(3) Written options premiums received	77
(4) Securities sold short proceeds	$ 1,218

(a)	Amount is less than $500.
(b)	Net Asset Value Per Share is calculated using unrounded net assets.
See Notes to Financial Statements

THE MERGER FUND® VL
STATEMENT OF OPERATIONS YEAR ENDED
December 31, 2022
($ reported in thousands)
Investment Income
Dividends	$ 405
Interest	342
Securities lending, net of fees	1
Foreign taxes withheld	(19)
Total investment income	729
Expenses
Investment advisory fees	675
Administration and accounting fees	72
Transfer agent fees and expenses	1
Custodian fees	13
Printing fees and expenses	10
Professional fees	57
Interest expense and/or commitment fees	— (1)
Trustees’ fees and expenses	3
Miscellaneous expenses	14
Total expenses	845
Dividend and interest expense on securities sold short	47
Total expenses, including dividend and interest expense on securities sold short	892
Less net expenses reimbursed and/or waived by investment adviser(2)	(89)
Less low balance account fees	— (1)
Net expenses	803
Net investment income (loss)	(74)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	1,832
Securities sold short	389
Foreign currency transactions	7
Forward foreign currency exchange contracts	596
Written options	(53)
Swaps	983
Net change in unrealized appreciation (depreciation) on:
Investments	(3,211)
Securities sold short	63
Foreign currency transactions	— (1)
Forward foreign currency exchange contracts	(60)
Written options	4
Swaps	(51)
Net realized and unrealized gain (loss) on investments	499
Net increase (decrease) in net assets resulting from operations	$ 425

(1)	Amount is less than $500.
(2)	See Note 4D in the Notes to Financial Statements.
See Notes to Financial Statements

THE MERGER FUND® VL
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ (74)	$ (316)
Net realized gain (loss)	3,754	(145)
Net change in unrealized appreciation (depreciation)	(3,255)	919
Increase (decrease) in net assets resulting from operations	425	458
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class I	(810)	(2,516)
Total dividends and distributions to shareholders	(810)	(2,516)
Change in Net Assets from Capital Transactions
Shares sold and cross class conversions:
Class I (1,257,427 and 1,088,438 shares, respectively)	14,749	13,623
Reinvestment of distributions:
Class I (69,468 and 213,958 shares, respectively)	810	2,516
Shares repurchased and cross class conversions:
Class I ((1,768,273) and (943,227) shares, respectively)	(20,701)	(11,705)
Increase (decrease) in net assets from capital transactions	(5,142)	4,434
Net increase (decrease) in net assets	(5,527)	2,376
Net Assets
Beginning of period	54,129	51,753
End of Period	$ 48,602	$ 54,129
See Notes to Financial Statements

THE MERGER FUND® VL
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Class I
1/1/22 to 12/31/22	$11.77	(0.02)	0.12	0.10	(0.18)	—	(0.18)	(0.08)	$11.69	0.88%	$48,602	1.49% (4)	1.65%	(0.14) %	191%
1/1/21 to 12/31/21	12.21	(0.07)	0.20	0.13	—	(0.57)	(0.57)	(0.44)	11.77	1.08	54,129	1.51 (4)	1.91	(0.57)	164
1/1/20 to 12/31/20	11.40	(0.02)	0.86	0.84	—	(0.03)	(0.03)	0.81	12.21	7.38	51,753	1.46 (4)	1.91	(0.19)	189
1/1/19 to 12/31/19	11.36	0.06	0.64	0.70	(0.12)	(0.54)	(0.66)	0.04	11.40	6.17	47,963	1.91 (4)(5)	2.43 (5)	0.48	172
1/1/18 to 12/31/18	10.80	0.14	0.63	0.77	(0.08)	(0.13)	(0.21)	0.56	11.36	7.09	41,648	1.84 (4)	2.57	1.20	154

Footnote Legend
(1)	Calculated using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(4)	Ratios of net expenses excluding dividend and interest expense on securities sold short to average net assets were 1.40%.
(5)	The amount for the year ended December 31, 2019 includes 0.05% of legal expenses related to the settlement of an appraisal right.
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

THE MERGER FUND® VL
NOTES TO FINANCIAL STATEMENTS
December 31, 2022
Note 1. Organization
The Merger Fund® VL (the “Fund”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund was formed on November 22, 2002, and commenced operations on May 26, 2004.
The Fund’s investment objective is outlined in the Fund Summary page. There is no guarantee that the Fund will achieve its objective.
The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts.
The Fund offers Class I shares.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –  prices determined using significant unobservable inputs (including the Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.

THE MERGER FUND® VL
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund and other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Fund bifurcates that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Short Sales
The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

THE MERGER FUND® VL
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
In addition, in accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The dividends on short sales and rebate income/fees are recorded under “Dividend and interest expense on securities sold short” on the Statement of Operations.
H.	Convertible Securities
The Fund may invest a portion of its assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation, and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Fund is exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.
I.	Private Investment in a Public Equity (PIPE) with Special Purpose Acquisition Companies (SPAC)
Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (IPO). The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity (PIPE), including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the issuer’s common equity. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale. PIPEs are valued based upon valuations of the underlying SPACs.
At year end, the Fund had no commitments to purchase when-issued securities through PIPE transactions with SPACs.
J.	Leveraged Loans
The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.The Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
The Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
K.	Warrants
The Fund may receive warrants. Warrants are securities that are usually issued together with a debt instrument or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the

THE MERGER FUND® VL
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt instruments. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt instruments at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
L.	Securities Lending
The Fund may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan bringing the collateral market value in line with the required percent. Due to timing of collateral adjustments, the market value of collateral held with respect to a loaned security, may be more or less than the value of the security on loan.
Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by the Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At December 31, 2022, the securities loaned were subject to a MSLA on a net payment basis as follows:

Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
$ 761	$ 761	$ —
(1)	Collateral received in excess of the value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
The following table reflects a breakdown of investments made from cash collateral received from lending activities and the remaining contractual maturity of those transactions as of December 31, 2022 for the Fund:
Investment of Cash Collateral	Overnight and Continuous
Money Market Mutual Fund	$782
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by the Fund.
A.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency. Cash deposited is recorded on the Statement of Assets and Liabilities as “Cash pledged as collateral for derivatives”.
During the year ended December 31, 2022, the Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk).

THE MERGER FUND® VL
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
Forward foreign currency contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments.
B.	Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund may purchase or write both put and call options on portfolio securities. When doing so, the Fund is subject to equity price risk and/or foreign currency risk in the normal course of pursuing its investment objectives.
When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) from investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) from written options” in the Statement of Operations.
If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statement of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price/foreign currency rate of the referenced security/ currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price/foreign currency rate of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.
During the year ended December 31, 2022, the Fund invested in writing put/call options and buying put/call options for various purposes, including for investment purposes and as a means to hedge other investments.
C.	Swaps
The Fund may enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statement of Assets and Liabilities as “Over-the-counter swap at value” for OTC swaps and as “variation margin receivable/payable” for centrally cleared swaps. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statement of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statement of Assets and Liabilities and are amortized over the term of the swap. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statement of Operations. Swap contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as “Cash pledged as collateral for derivatives and securities sold short”.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Total return swaps – Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk).

THE MERGER FUND® VL
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
The Fund may enter into equity basket swaps to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly.
During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the ISDA Master Agreement (defined below in “Derivative Risks”) between the Fund and the counterparty.
The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. The swap involves additional risks than if the Fund has invested in the underlying positions directly, including: the risk that changes in the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; and liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s).
During the year ended December 31, 2022, the Fund utilized total return swaps to gain exposure to broad markets or to hedge the risk of individual securities within the portfolios, obtain long or short exposure to the underlying reference instrument, obtain leverage and gain exposure to restricted markets in order to avoid the operational burden of ownership filing requirements. At December 31, 2022, the Fund did not hold swap baskets.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statement of Assets and Liabilities at December 31, 2022:

Statement Line Description	Primary Risk
Asset Derivatives
Purchased options at value(1)	Equity contracts	$ 11
Over-the-counter swap at value (2)	Equity contracts	77
Unrealized appreciation on forward foreign currency exchange contracts	Foreign currency contracts	26
Total		$ 114
Liability Derivatives
Over-the-counter swap at value (2)	Equity contracts	$ (86)
Written options at value	Equity contracts	(64)
Unrealized depreciation on forward foreign currency exchange contracts	Foreign currency contracts	(29)
Total		$(179)

(1)	Amount included in Investment in securities at value.
(2)	Represents cumulative appreciation (depreciation) on swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is shown in the Statement of Assets and Liabilities for exchange traded swap contracts. For OTC swap contracts, the value (including premiums) at December 31, 2022 is shown in the Statement of Assets and Liabilities.

THE MERGER FUND® VL
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statement of Operations for the year ended December 31, 2022:
Statement Line Description	Primary Risk
Net Realized Gain (Loss) From
Purchased options(1)	Equity contracts	$ 650
Forward foreign currency exchange contracts	Foreign currency contracts	596
Written options	Equity contracts	(53)
Swaps	Equity contracts	983
Total		$2,176
Net Change in Unrealized Appreciation (Depreciation) on
Purchased options(2)	Equity contracts	$ 7
Forward foreign currency exchange contracts	Foreign currency contracts	(60)
Written options	Equity contracts	4
Swaps	Equity contracts	(51)
Total		$ (100)
(1) Amount included in Net realized gain (loss) on investments.
(2) Amount included in Net change in unrealized appreciation (depreciation) on investments.
The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by the Fund for the year ended December 31, 2022.
Purchased Options(1)	$70
Written Options(1)	171
Forward Foreign Currency Exchange Purchase Contracts(2)	936
Forward Foreign Currency Exchange Sale Contracts(2)	5,877
Long Total Return Swap Contracts(2)	6,188
Short Total Return Swap Contracts(2)	2,597
(1) Average premium amount.
(2) Average notional amount.
D.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
The Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC, rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC purchased options, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy,

THE MERGER FUND® VL
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
E.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2022:

At December 31, 2022, the Fund’s derivative assets and liabilities (by type) are as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Purchased options	$ 11	$ —
Forward foreign currency exchange contracts	26	29
Written options	—	64
OTC swaps	77	86
Total derivative assets and liabilities in the Statement of Assets and Liabilities	$114	$179
Derivatives not subject to a MNA or similar agreement	(11)	(64)
Total assets and liabilities subject to a MNA	$103	$115
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2022.
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(1)
Bank of America-Merrill Lynch	$ 17	$(17)	$—	$—	$ —
Goldman Sachs & Co.	38	(16)	—	—	22
JPMorgan Chase Bank N.A.	48	(38)	—	—	10
Total	$103	$(71)	$—	$—	$32

THE MERGER FUND® VL
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
Counterparty	Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(1)
Bank of America-Merrill Lynch	$ 61	$(17)	$—	$(44)	$—
Goldman Sachs & Co.	16	(16)	—	—	—
JPMorgan Chase Bank N.A.	38	(38)	—	—	—
Total	$115	$(71)	$—	$(44)	$—
(1)These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Fund. The Adviser manages the Fund’s investment programs and general operations of the Fund, including oversight of the Fund’s subadviser.
As compensation for its services to the Fund, the Adviser receives a fee at an annual rate of 1.25% of the Fund’s average daily net assets, which is calculated daily and paid monthly.
B.	Subadviser
Westchester Capital Management, LLC (“Subadviser”), is the subadviser to the Fund. The Subadviser manages the investments of the Fund, for which it is paid a fee by the Adviser.
C.	Expense Limitation
The Adviser has contractually agreed to limit the Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, 1.40% of the Fund’s Class I average daily net assets on an annualized basis, through September 30, 2023. Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.
The exclusions include brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the period ending December 31:

	Expiration
	2023	2024	2025	Total
Class I	$ 218	$ 224	$ 89	$ 531
During the year ended December 31, 2022, the Adviser did not recapture any expenses previously waived.
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. For the year ended December 31, 2022, the Fund did not incur distribution fees.
F.	Administrator
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Fund.
For the year ended December 31, 2022, the Fund incurred administration fees totaling $50, which are included in the Statement of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.

THE MERGER FUND® VL
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
G.	Investments with Affiliates
The Fund is permitted to purchase assets from or sell assets to certain affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the year ended December 31, 2022, the Fund did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
H.	Trustee Deferred Compensation Plan
The Fund provides a deferred compensation plan for its Trustees who receive compensation from the Fund. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statement of Assets and Liabilities at December 31, 2022.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities, forward currency contracts, written options, and short-term securities) during the year ended December 31, 2022, were as follows:
Purchases	Sales
$84,066	$79,096
There were no purchases or sales of long-term U.S. government and agency securities during the year ended December 31, 2022.
Note 6. 10% Shareholders
As of December 31, 2022, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:
% of Shares Outstanding	Number of Accounts*
80%	2
*	None of the accounts are affiliated.
Note 7. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs are expected to continue until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Fund. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Fund, issuers of instruments in which the Fund invests, and the financial markets generally.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social, or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

THE MERGER FUND® VL
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
Note 8.  Indemnifications
Under the Fund’s organizational documents and in separate agreements between each Trustee and the Fund, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements, and it expects the risk of loss to be remote.
Note 9. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.
At December 31, 2022, the Fund did not hold any securities that were restricted.
Note 10. Redemption Facility
($ reported in thousands)
On March 10, 2022, the Fund and certain other affiliated funds entered into a $250,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Fund to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-fifth of the Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 9, 2023. Effective March 10, 2022, interest is charged at the higher of the SOFR (prior to effective date, LIBOR) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the year ended December 31, 2022, are included in the “Interest expense and/or commitment fees” line on the Statement of Operations. The Fund and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The Fund had no borrowings at any time during the year ended December 31, 2022.
Note 11. Federal Income Tax Information
($ reported in thousands)
At December 31, 2022, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Including purchased options	$ 50,026	$ 996	$ (1,259)	$ (263)
Written options	(77)	19	(6)	13
Short sales	(1,218)	58	(70)	(12)
The components of distributable earnings on a tax basis and certain tax attributes for the Fund consist of the following:
Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$2,861	$170
The tax character of dividends and distributions paid during the fiscal years ended December 31, 2022 and 2021 were as follows:

	2022	2021
Ordinary Income	$810	$1,948
Long-Term Capital Gains	—	568
Total	$810	$2,516

THE MERGER FUND® VL
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2022
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Fund. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 12. Regulatory Matters and Litigation
From time to time, the Fund, the Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, the laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 13. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, the FASB issued ASU 2022-06 to defer the sunset date of ASC 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2020-06, but does not believe there will be a material impact.
Note 14. New Regulatory Pronouncement
In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs; and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.
Note 15. Mixed and Shared Funding
Shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by participating insurance companies. The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in U.S. federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Trust’s Trustees do not foresee any such differences or disadvantages at this time. However, the Trust’s Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Fund, or shares of another Fund may be substituted.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of The Merger Fund® VL
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Merger Fund® VL (the “Fund”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agents, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 24, 2023
We have served as the auditor of one or more investment companies in Virtus Mutual Funds since at least 1977. We have not been able to determine the specific year we began serving as auditor.

THE MERGER FUND® VL
TAX INFORMATION NOTICE (Unaudited)
December 31, 2022
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended December 31, 2022, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Qualified Dividend Income % (for non-corporate shareholders)	Dividend Received Deduction % (for corporate shareholders)	Long-Term Capital Gain Distributions ($)
0%	11.43%	$170

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR THE MERGER FUND® VL (the “FUND”)
BY THE BOARD OF TRUSTEES (Unaudited)
The Board of Trustees (the “Board”) of The Merger Fund® VL (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and of the subadvisory agreement (the “Subadvisory Agreement”)(together with the Advisory Agreements, the “Agreements”) among the Trust, VIA and Westchester Capital Management, LLC (the “Subadviser”) with respect to the Fund. At meetings held on November 1, 2022, and November 14-16, 2022 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement, as further discussed below. In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Fund. The Board noted the affiliation of the Subadviser with VIA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria with respect to the Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to the Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (a) the nature, extent and quality of the services provided to the Fund by VIA and the Subadviser; (b) the performance of the Fund as compared to an appropriate peer group and an appropriate index; (c) the level and method of computing the Fund’s advisory and subadvisory fees, and comparisons of the Fund’s advisory fee rates and total expenses with those of a group of funds with similar investment objective(s); (d) the profitability of VIA under the Advisory Agreement; (e) any “fall-out” benefits to VIA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VIA, the Subadviser or their affiliates from VIA’s or the Subadviser’s relationship with the Trust); (f) the anticipated effect of growth in size on the Fund’s performance and expenses; (g) fees paid to VIA and the Subadviser by comparable accounts, as applicable; (h) possible conflicts of interest; and (i) the terms of the Agreements.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings information provided by VIA and the Subadviser, including completed questionnaires concerning a number of topics, including, among other items, such company’s investment philosophy, investment process and strategies, resources and personnel, operations, compliance structure and procedures, and overall performance. The Trustees noted that the Fund is managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VIA is responsible for the management of the Fund’s investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VIA, the Board considered VIA’s process for supervising and managing the Fund’s subadviser(s), including (a) VIA’s ability to select and monitor subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadviser’s compliance with the Fund’s investment objective, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative, transfer agency and other services provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator, transfer agent and distributor of the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board meetings, discussions and

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR THE MERGER FUND® VL (the “FUND”)
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, as well as information provided throughout the past year. With respect to the Subadvisory Agreement, the Board noted that the Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadviser’s management of the Fund is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Fund’s prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Fund.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report for the Fund prepared by Broadridge (the “Broadridge Report”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and their respective portfolio compositions, as well as the Subadviser’s investment strategy(ies). The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser’s performance record with respect to the Fund. The Board was mindful of VIA’s focus on the Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Fund. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.
The Board considered, among other performance data, the information set forth below with respect to the performance of the Fund for the period ended June 30, 2022.
The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3- and 5-year periods and underperformed the median of its Performance Universe for the 10-year period. The Board also noted that the Fund underperformed its benchmark for the 1-year period and outperformed its benchmark for the 3-, 5- and 10-year periods.
After reviewing these and related factors, the Board concluded that the Fund’s overall performance was satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Fund for advisory services as well as the total expense level of the Fund. This information included comparisons of the Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented by management such fee was comprised of advisory fees. The Board also noted that the Fund had expense caps in place to limit the total expenses incurred by the Fund and its shareholders. The Board also noted that the subadvisory fees were paid by VIA out of its advisory fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR THE MERGER FUND® VL (the “FUND”)
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of the Fund and the impact on expenses and economies of scale. The Subadviser provided, and the Board considered, fee information of comparable accounts managed by the Subadviser, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
The Board considered that the Fund’s net management fee and net total expenses after waivers were each above the median of the Expense Universe.
The Board concluded that the advisory and subadvisory fees for the Fund, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution, transfer agency and administrative services provided to the Fund by VIA affiliates. In addition to the fees paid to VIA and its affiliates, including the Subadviser, the Board considered any other benefits derived by VIA or its affiliates from their relationships with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was reasonable in light of the quality of the services rendered to the Fund by VIA and its affiliates as well as other factors.
In considering the profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees under the Subadvisory Agreement is paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VIA, such profitability might be directly or indirectly shared by VIA. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.
Economies of Scale
The Board received and discussed information concerning whether VIA realizes economies of scale as the Fund’s assets grow. The Board noted that an expense cap was in place for the Fund. The Board also took into account management’s discussion of the Fund’s management fee and subadvisory fee structure. The Board also took into account the current size of the Fund. The Board also noted that VIA had agreed to implement an extension of the Fund’s expense cap through April 30, 2024. The Board then concluded that no other changes to the advisory fee structure of the Fund with respect to economies of scale were necessary at this time. The Board noted that VIA and the Fund may realize certain economies of scale if the assets of the Fund were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Fund would have an opportunity to benefit from these economies of scale.
For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the current size of the Fund, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Fund was not a material factor in the approval of the Subadvisory Agreement at this time.
Other Factors
The Board considered other benefits that may be realized by VIA and the Subadviser and their affiliates from their relationships with the Fund. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA and the Subadviser, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Fund to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA and the Subadviser also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other direct benefits to the Subadviser or VIA in providing investment advisory services to the Fund, other than the fee to be earned under the applicable Agreements. There may be certain indirect benefits

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR THE MERGER FUND® VL (the “FUND”)
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
gained, including to the extent that serving the Fund could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of the Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Fund as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 367-5877.
The address of each individual, unless otherwise noted, is c/o The Merger Fund® VL, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Fund.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2021 99 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Cogan, Sarah E. YOB: 1956 Served Since: 2021 103 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2019), PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund; Trustee (since 2019), PIMCO Managed Accounts Trust (5 portfolios); and Trustee (2019 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Income Opportunity Fund.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
DeCotis, Deborah A. YOB: 1952 Served Since: 2021 103 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), PIMCO Access Income Fund and PIMCO California Flexible Municipal Income Fund; Trustee (since 2021), PIMCO Flexible Emerging Markets Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2020), PIMCO Dynamic Income Opportunities Fund; Trustee (since 2019), PIMCO Energy and Tactical Credit Opportunities Fund and Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2018), PIMCO Flexible Municipal Income Fund; Trustee (since 2017), PIMCO Flexible Credit Income Fund and Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (2013 to 2021), PIMCO Dynamic Credit and Mortgage Income Fund; Trustee (since 2012), PIMCO Dynamic Income Fund; Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund, Inc., PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Strategic Income Fund, Inc., and PIMCO Managed Accounts Trust (5 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (2011 to 2021), PIMCO Income Opportunity Fund.
Drummond, F. Ford YOB: 1962 Served Since: 2021 103 Portfolios	President (since 1998), F.G. Drummond Ranches, Inc.; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Trustee (since 2014), Frank Phillips Foundation; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (57 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Harris, Sidney E. YOB: 1949 Served Since: 2021 96 Portfolios	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2021 96 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (2014 to 2022), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (57 portfolios) and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2021 96 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President, Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (57 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (2 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (since 2011) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 2021 106 Portfolios	Private investor since 2010.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios),Virtus Strategy Trust (8 portfolios), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (57 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McNamara, Geraldine M. YOB: 1951 Served Since: 2021 106 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (2 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (57 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2021 103 Portfolios	Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2021 103 Portfolios.	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (57 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2021 109 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (6 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (57 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer (since 2021).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022); Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022); and Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2021).	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Griswold, Heidi YOB: 1973	Vice President (since 2021).	Vice President, Head of Transfer Agent & Servicing, Mutual Fund Services (since 2018), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and Vice President (since 2016) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer (since 2021).	Vice President, Fund Services (since 2010) and Assistant Vice President, Fund Services (2007 to 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer (since 2021).	Vice President, Mutual Fund Administration (since 2017), and Assistant Treasurer, Mutual Fund Administration (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Lowe, Benjamin YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2021).	Vice President, Fund Services (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2018) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Martin, David YOB: 1959	Anti-Money Laundering Compliance Officer (since 2021).	Vice President, Compliance – Broker/Dealer (since 2009), Virtus Investment Partners, Inc.; and Vice President and Chief Compliance Officer of certain Virtus subsidiaries (since 2004).
Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2021).	Assistant Vice President and Tax Director, Fund Administration (since 2020), Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).
Short, Julia R. YOB: 1972	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
Suss, Amanda YOB: 1969	Vice President, Controller and Assistant Treasurer (since 2022).	Vice President and Controller (since 2022), Mutual Fund Administration and Financial Reporting, Virtus Investment Partners, Inc.; Vice President, Controller and Assistant Treasurer (since 2022) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Senior Finance Associate (2011 to 2022), Stone Harbor Investment Partners LP.

THE MERGER FUND® VL
One Financial Plaza
Hartford, CT 06103-2608
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer S. Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-367-5877
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-367-5877.

P.O. Box 534470
Pittsburgh, PA 15253-4470
For more information about The Merger Fund® VL,
please contact us at 1-800-367-5877, or visit Virtus.com.
8464	02-23

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Other than certain non-substantive changes, there have been no amendments during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that each of Connie D. McDaniel, Donald C. Burke and Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not Applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $45,575 for 2022 and $45,575 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,022 for 2022 and $0 for 2021. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $7,161 for 2022 and $0 for 2021.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Merger Fund® VL (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $8,183 for 2022 and $0 for 2021.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Merger Fund® VL

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 3/2/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 3/2/23

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date 3/2/23

*	Print the name and title of each signing officer under his or her signature.